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                                  EXHIBIT 32.1


 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Interland, Inc. (the "Company") on Form 10-K for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel J. Kocher, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 26, 2003.
                                            /s/ Joel J. Kocher
                                            ------------------------------------
                                            Joel J. Kocher
                                            Chairman of the Board, President and
                                            Chief Executive Officer